EXHIBIT 99.3


                             STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (this "AGREEMENT") is made and entered into as of December 21, 2001, by and between TAG-IT PACIFIC, INC., a Delaware corporation (the "Company") and TALON, INC., a Delaware corporation (the "STOCKHOLDER").

                                    RECITALS

     A. The Company and the Stockholder are parties that certain Asset Purchase Agreement, dated as of December 21, 2001 (the "PURCHASE AGREEMENT"), which Purchase Agreement provides for, among other things, the issuance to the Stockholder of 500,000 shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") in partial consideration for the purchase by the Company of certain assets of the Stockholders.

     B. The execution and delivery by the parties of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the agreements and mutual covenants contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, (a) "SHARES" means (i) the shares of Common Stock acquired by the Stockholder pursuant to the Purchase Agreement, and (ii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued
as) a stock split, dividend or other distribution with respect to or in exchange for or replacement of the Common Stock referred to in clause (i), and (b) "TRANSFER" means any sale, assignment, transfer, pledge, hypothecation, gift, encumbrance or other disposition of Shares.

     2. NON-TRANSFER PERIOD. During the period commencing on and ending two years following the date of this Agreement (the "NON-TRANSFER PERIOD"), the Stockholder shall not Transfer any Shares, unless the Transfer is approved in writing by the Company in its sole discretion. Notwithstanding the foregoing, after the first anniversary of the Closing Date, the Stockholder may Transfer Shares in a private placement to a purchaser or purchasers known to the Stockholder, provided that the Transferee in such sale agrees with the Company and the Stockholder that the Shares held by such Transferee shall continue to be subject to the restrictions of this Agreement and that the Transferee shall become a party to this Agreement and be subject to the rights and restrictions of a Stockholder hereunder.

     3. PERMITTED TRANSFERS FOLLOWING NON-TRANSFER PERIOD. Following expiration of the Non-Transfer Period, none of the Shares may be Transferred unless:

     3.1 such Transfer of Shares is made in accordance with the provisions of this Agreement; and

     3.2 such Transfer is made pursuant to an effective registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state securities laws, or an exemption from such registration, and prior to any such Transfer the Stockholder shall give the


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Company (A) notice describing the manner and circumstances of the proposed
Transfer and (B) if reasonably requested by the Company, a written opinion of legal counsel, which shall be reasonably satisfactory to the Company and its counsel, to the effect that the proposed Transfer of Shares may be effected without registration under the Securities Act and any applicable state securities laws. The Company shall have no obligation to register the Shares for resale under the Securities Act.

     4. RIGHT OF FIRST REFUSAL. Shares may be Transferred to any person or group of related persons (collectively, the "TRANSFEREE") only after compliance with the provisions of this SECTION 4 and in accordance with the other provisions in this Agreement.

     4.1 TRANSFER NOTICE. The Stockholder shall deliver a written notice of the proposed Transfer (the "TRANSFER NOTICE") to the Company. The Transfer Notice shall contain a description of the proposed transaction and the terms thereof, including (i) the number of Shares to be transferred (the "OFFERED SHARES"),
(ii) whether the Transfer will be made in a public sale on the stock exchange on which the Company's Common Stock is then listed or in a private placement to a purchaser or purchasers known to the Stockholder, (iii) if the Shares are to be sold in a private placement, the name of the Transferee, including, specifically, the name of each person to whom or in favor of whom the proposed transfer is to be made, (iv) the per share price at which the Offered Shares are proposed to be sold to the Transferee or in the public sale (the "OFFERED PRICE"), (v) the terms of payment of the Offered Price, time for closing and the other terms and conditions to the proposed sale to the Transferee (the "OFFERED TERMS AND CONDITIONS"), and (vi) an offer to the Company to purchase the Offered Shares on the same terms and conditions as contained in the Transfer Notice.

     4.2 ACCEPTANCE. The Company may accept the offer to purchase all or a portion of the Offered Shares by giving written notice to the Stockholder within ten (10) business days of receipt of the Transfer Notice.

     4.3 TRANSFER TO TRANSFEREE. If the Company has not elected to purchase all of the Offered Shares, the Stockholder may sell the portion of the Offered Shares not acquired by the Company within twenty (20) business days of the date the Transfer Notice was received by the Company, PROVIDED, HOWEVER, that any such sale is in accordance with all the Offered Terms and Conditions (or otherwise on terms and conditions of the transaction no more favorable to the Transferee than the terms and conditions on which the Offered Shares were proposed to be sold to the Company, as set forth in the Transfer Notice); and PROVIDED, FURTHER, that if the Transfer is made in a private placement to a purchaser or purchasers known to the Stockholder, the Transferee in such sale agrees with the Company and the Stockholder that the Shares held by such Transferee shall continue to be subject to the terms and restrictions of this Agreement and that the Transferee shall become a party to this Agreement and be subject to the rights and restrictions of a Stockholder hereunder. If the Stockholder does not consummate the sale of the Offered Shares to the Transferee within said twenty (20) business day period, the Offered Shares (or such portion thereof not acquired by the Company) will thereafter again be subject to this
SECTION 4.

     5. ADDITIONAL VOLUME LIMITATIONS. In addition to the limitations on Transfer imposed by SECTION 4 hereof and elsewhere in this Agreement, following expiration of the Non-Transfer Period, the Stockholder shall continue to be subject to the volume limitations of subsection (e)(1) Rule 144 of the General Rules and Regulations under the Securities Act, notwithstanding that the Stockholder is not an "affiliate" of the Company and that such rule may not otherwise apply, such


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that in any three month period the Stockholder cannot sell more than the number of Shares determined pursuant to the provisions of subsection (e)(1) of Rule
144. The forgoing limitations shall not apply to any sale of Shares in a private placement, provided that the Transferee in such sale agrees with the Company and the Stockholder that the combined sales of Shares by the Transferee and the Stockholder in any three month period cannot exceed the Rule 144 volume limitations, as described in this SECTION 5.

     6. SHARE CERTIFICATES. Each certificate representing the Shares shall be stamped with legends in substantially the following form:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER, AND THE SECURITIES LAWS OF ANY SUCH STATE."

        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER LIMITATIONS AND RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

     7. VOTING LIMITATION; PROXY. So long as the Stockholder owns any Shares, the Stockholder agrees (i) not to vote the Shares on any matter to which the Stockholder is entitled to vote at a meeting of the stockholders of the Company (or to express consent or dissent to corporate action in writing without a meeting), including, without limitation, in the election of directors, unless instructed by the Board of Directors of the Company to do so and, if so instructed, the Stockholder agrees to vote the Shares at the meeting (or express consent or dissent to corporate action in writing without a meeting) only in the manner instructed by the Board of Directors of the Company, and (ii) unless otherwise instructed by the Board of Directors of the Company, to attend or be represented by proxy at all special and annual meetings of the stockholders of the Company such that the Shares are present at the meeting for purposes of determining the presence of a quorum.

     8. MISCELLANEOUS.

     8.1 GOVERNING LANGUAGE AND LAW. This Agreement is in the English language only, and all communications between the parties relative to this Agreement shall be conducted in the English language only. The Parties hereto hereby agree that this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California without reference to principles of conflict of laws.

     8.2 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by the Company, except as may otherwise be required by law or stock exchange rule.


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     8.3 SUBMISSION TO JURISDICTION AND VENUE IN LOS ANGELES COUNTY, CALIFORNIA.
Solely for purposes of this Agreement and the transactions contemplated hereby, the parties to this Agreement each hereby agrees that any and all disputes, legal actions, suits, or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, whether legal or equitable in nature, or arising out of contract or tort claims, may be brought in any California or federal court located in Los Angeles County, State of California, United States of America. By their signature to this Agreement, each party, regardless of their residence, irrevocably submits to the jurisdiction of the courts located in Los Angeles County, State of California, United States of America, in any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto acknowledges that it has freely agreed to so submit to jurisdiction and venue, and that without such agreement the courts located in Los Angeles County, State of California, United States of America might not otherwise have jurisdiction over such party.

     8.4 SERVICE OF PROCESS. Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail or the foreign equivalent of U.S. registered mail to such party's respective addresses set forth in this Agreement shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction in SECTION 8.3 or if otherwise made in accordance with applicable law.

     8.5 WAIVER OF CLAIM OF INDEMNITY AND INCONVENIENT FORUM. Each party hereto irrevocably waives all claim of immunity from jurisdiction, attachment and execution to which he or it might otherwise be entitled in any legal action or proceeding brought in any California or federal court located in Los Angeles County, State of California, United States of America, and further irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby being brought in any federal or California court located in Los Angeles County, State of California, United States of America, and further hereby irrevocably waives any claim that any such dispute, legal action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     8.6 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission or if mailed, five days after the date of mailing, as follows:

                         (a) IF TO THE COMPANY, TO:

                             Tag-It Pacific, Inc.
                             21900 Burbank Boulevard, Suite 270
                             Woodland Hills, California 91367
                             Facsimile: (818) 444-4110
                             Attention: Colin Dyne

                             WITH A COPY TO:


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                             Akin, Gump Strauss, Hauer & Feld, LLP
                             2029 Century Park East, Suite 2400
                             Los Angeles, California 90067
                             Facsimile: (310) 728-2233
                             Attention: Murray Markiles, Esq.

                         (b) IF TO THE STOCKHOLDER, TO:

                             Talon, Inc.
                             c/o Grupo Industrial Cierres Ideal, S.A. de C.V. Paseo de la Reforma Num. 2608 PH
                             Col. Lomas Altas
                             Mexico D.F., 11950
                             Facsimile: 525 5 261 88 93
                             Attention: Chief Executive Officer

Any party may, by notice given in accordance with this SECTION 8.6 to the other party, designate another address or person for receipt of notices hereunder.

     8.7 WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

     8.8 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     8.9 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     8.10 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover all of such party's reasonable attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom.

     8.11 CURRENCY AND PAYMENT. All amounts payable hereunder shall be calculated and payable in United States Dollars.

     8.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute a single document.


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     8.13 INTERPRETATION. In the event any claim is made by either party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of either party or its counsel.

     8.14 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                    TAG-IT PACIFIC, INC.


                                    By      /S/ COLIN S. DYNE
                                        ------------------------------------
                                        Colin S. Dyne
                                        Chief Executive Officer


                                    TALON, INC.


                                    By:     /S/ JOSE BALLESTEROS ROJAS
                                        ------------------------------------
                                        Jose Ballesteros Rojas
                                        Chief Executive Officer



                 [SIGNATURE PAGE TO THE STOCKHOLDERS AGREEMENT]


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